UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 28, 2012

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Reynolds American Inc., referred to as RAI, is filing this Current Report on Form 8-K to retrospectively adjust certain items in its Annual Report on Form 10-K for the year ended December 31, 2011, referred to as the 2011 Form 10-K, filed with the SEC on February 15, 2012. As previously disclosed in RAI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the SEC on April 26, 2012, effective January 1, 2012, RAI:

•

adopted amended guidance which requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The amendment eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity. In December 2011, the FASB deferred the changes related to the presentation of reclassification adjustments. This adoption resulted in the inclusion of consolidated statements of comprehensive income with RAI’s consolidated financial statements and the presentation of statements of comprehensive income with the condensed consolidating financial information provided in notes to consolidated financial statements.

•	transferred the management of super premium cigarette brands, DUNHILL and STATE EXPRESS 555, to the RJR Tobacco segment from the Santa Fe segment.

The adoption of amended guidance and the change in reportable segments did not change RAI’s consolidated results of operations, financial condition or cash flows for any periods. The following items of the 2011 Form 10-K are being adjusted retrospectively to reflect application of the changes in reporting described above, which Items as adjusted are attached as exhibits hereto and are hereby incorporated by reference herein:

Part II, Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 8.	Financial Statements and Supplementary Data; and

Part IV, Item 15.	Exhibits and Financial Statement Schedules.

These items should be read in conjunction with RAI’s 2011 Form 10-K. This Current Report on Form 8-K does not reflect events occurring after February 15, 2012, and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of amended accounting guidance and the change in reportable segments, as described above and set forth in Exhibits 99.1 and 99.2 attached hereto. More current information is contained in RAI’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 and RAI’s other filings with the SEC.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Form 10-K, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL instance document

101.SCH	XBRL taxonomy extension schema

101.CAL	XBRL taxonomy extension calculation linkbase

101.LAB	XBRL taxonomy extension label linkbase

101.PRE	XBRL taxonomy extension presentation linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ Frederick W. Smothers
	Name:	Frederick W. Smothers
	Title:	Senior Vice President and Chief Accounting Officer

Date: June 28, 2012

INDEX TO EXHIBITS

Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Form 10-K, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL instance document

101.SCH	XBRL taxonomy extension schema

101.CAL	XBRL taxonomy extension calculation linkbase

101.LAB	XBRL taxonomy extension label linkbase

101.PRE	XBRL taxonomy extension presentation linkbase